Exhibit 99.1

RE: LEXINGTON CORPORATE PROPERTIES TRUST

ONE PENN PLAZA

SUITE 4015

NEW YORK, NY 10119

FOR FURTHER INFORMATION:

AT THE COMPANY:	AT FINANCIAL RELATIONS BOARD:
Patrick Carroll	Claire Koeneman	Tim Grace
Chief Financial Officer	Analyst Inquiries	Media Inquiries
(212) 692-7200	(312) 640-6745	(312) 640-6667

FOR IMMEDIATE RELEASE

THURSDAY OCTOBER 26, 2006

LEXINGTON CORPORATE PROPERTIES TRUST ANNOUNCES

THIRD QUARTER RESULTS

New York, NY – October 26, 2006 – Lexington Corporate Properties Trust (NYSE:LXP) (“Lexington”), a real estate investment trust, today announced results for its third quarter ended September 30, 2006.

Third Quarter Events

•	Acquired one property for $14.7 million in a non-consolidated entity;
•	Sold one property resulting in an aggregate gain of $1.9 million;
•	Entered into five new leases/ extensions on portfolio properties;
•	Obtained $35.4 million of non-recourse mortgage financings (including $16.2 million in non-consolidated entities) secured by three properties at a weighted-average fixed interest rate of 6.2%;
•	Invested $1.8 million in a mortgage note at a yield of Libor plus 300 bps, through a non-consolidated entity;
•	Repurchased 68,404 common shares at an average cost of $19.77 per share; and
•	Recorded a $28.2 million aggregate impairment charge related to the Warren, Ohio property.

Quarterly Results

The Company’s funds from operations were $(0.3) million, or $(0.00) per diluted share/unit, for the third quarter of 2006 after $0.5 million in aggregate debt satisfaction charges including minority interests’ share and $28.2 million in aggregate impairment charges relating to the exercise of a purchase option by Kmart Corporation for the Warren, Ohio property, including minority interests’ share, compared to $30.2 million, or $0.49 per diluted share/unit, after $0.7 million in debt satisfaction charges (recognized in a non- consolidated entity), and $0.2 million in impairment charges, for the third quarter of 2005. The aggregate impact of these items was a decrease of $28.7 million ($0.45 per diluted share/unit) in the third quarter of 2006 and a decrease of $0.9 million ($0.01 per diluted share/unit) in the third quarter of 2005 in reported Company funds from operations.

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Rental revenues for the quarter totaled $46.2 million compared to rental revenues of $47.4 million for the same period last year. Net income (loss) allocable to common shareholders was $(21.7) million in the third quarter of 2006, which includes $1.5 million of gains on sales, $21.6 million in impairment charges, and $0.4 million in debt satisfaction charges, compared to $4.9 million, which included $1.6 million of gains on sale and $0.2 million in impairment charges, for the same period last year.

Nine Month Results

For the nine months ended September 30, 2006, the Company’s funds from operations were $66.5 million, or $1.05 per diluted share/unit, after $5.6 million in aggregate debt satisfaction gains, including minority interests’ share, $33.6 million in aggregate impairment charges and the accelerated amortization of above market leases, including non-consolidated entities, relating to the exercise of a purchase option by Kmart Corporation for the Warren, Ohio property, and two properties formerly leased to Dana Corporation and $6.9 million in gains realized on sale of Dana Corporation bankruptcy claims, including a non-consolidated entity, compared to $87.4 million, or $1.44 per diluted share/unit, after $0.9 million in impairment charges and $3.9 million in debt satisfaction gains, including $0.7 million in debt satisfaction charges recognized by a non-consolidated entity, for the same period last year. The aggregate impact of these items was a decrease of $21.1 million ($0.33 per diluted share/unit) for the nine months ended September 30, 2006 and an increase of $3.0 million ($0.05 per diluted share/unit) for the nine months ended September 30, 2005 in reported Company funds from operations.

Rental revenues for the nine months ended September 30, 2006 totaled $137.1 million, which is net of the accelerated amortization of an above market lease relating to a property formerly leased to Dana Corporation ($2.3 million), compared to rental revenues of $122.5 million for the same period last year. Net income allocable to common shareholders for the nine months ended September 30, 2006 was $1.7 million, which includes $17.5 million of gains on sales, $4.6 million in debt satisfaction gains, net, $6.2 million in gains realized on sale of bankruptcy claims (including non-consolidated entities) and $26.6 million in impairment charges and the accelerated amortization of above market leases, including non-consolidated entities compared to $22.1 million, which includes $0.8 million in impairment charges, $3.3 million in debt satisfaction gains (including non-consolidated entities), net and $6.7 million of gains on sale, for the same period last year.

Conference Call

Management will discuss the financial results and Lexington's business plan on a conference call today at 2:00 p.m. Eastern time. The toll-free dial-in number is 800-240-7305. A replay of the conference call will be available through November 2, 2006. The toll-free telephone number for the replay is 800-405-2236, passcode 11072657. International callers can access the conference call by dialing 303-262-2130 and the replay by dialing 303-590-3000, passcode 11072657 (same passcode). The conference call can also be accessed on the internet at http://www.lxp.com.

Share Repurchase

Lexington previously announced its intention to repurchase up to 2 million common shares / operating partnership units from time to time for cash in open market transactions or in privately-negotiated transactions in accordance with applicable federal securities laws. The timing and amount of the

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repurchases will be determined by Lexington’s management based on their evaluation of market conditions, share price and other factors. The share repurchase program may be suspended or discontinued at any time. During the quarter ended September 30, 2006, Lexington acquired 68,404 common shares at an average cost of $19.77 per share.

About Lexington

Lexington is a real estate investment trust that owns and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington currently pays an annualized dividend of $1.46 per share. Additional information about Lexington is available at www.lxp.com

Lexington believes that funds from operations ("FFO") is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles (“GAAP”) historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably overtime. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

Lexington computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). FFO is defined by NAREIT as "net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which as included Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units and Lexington’s Series C Cumulative Convertible Preferred Shares because these securities are convertible, at the holder’s option, into Lexington’s common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because it presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted. Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, (i) the failure to continue to qualify as a real estate investment trust, (ii) changes in general business and economic conditions, (iii) competition, (iv) increases in real estate construction costs, (v)

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changes in interest rates, (vi) changes in accessibility of debt and equity capital markets, and (vii) those other factors and risks detailed in Lexington's periodic filings with the Securities and Exchange Commission. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "estimates," "projects" or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

Financial Tables Follow

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LEXINGTON CORPORATE PROPERTIES TRUST

AND CONSOLIDATED SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005

Gross revenues:
Rental	$46,205	$47,437	$137,080	$122,521
Advisory fees	1,127	995	3,527	4,186
Tenant reimbursements	4,302	4,205	12,622	7,194
Total gross revenues	51,634	52,637	153,229	133,901

Expense applicable to revenues:
Depreciation and amortization	(20,054)	(19,522)	(59,576)	(47,271)
Property operating	(8,113)	(7,705)	(23,126)	(15,003)
General and administrative	(5,394)	(4,154)	(15,868)	(13,153)
Non-operating income	963	297	7,669	1,187
Interest and amortization expense	(17,572)	(17,963)	(52,825)	(45,373)
Debt satisfaction (charges) gains, net	(510)	—	(216)	4,632
Impairment charges	—	—	(1,121)	—

Income before benefit (provision) for income taxes, minority interests, equity in earnings of non-consolidated entities and discontinued operations	954	3,590	8,166	18,920
Benefit (provision) for income taxes	(178)	111	(23)	45
Minority interests	(168)	(484)	(1,231)	(2,154)
Equity in earnings of non-consolidated entities	1,005	2,328	3,075	5,087
Income from continuing operations	1,613	5,545	9,987	21,898

Discontinued operations, net of minority interest and taxes:
Income from discontinued operations	919	2,007	3,194	6,745
Debt satisfaction (charge) gain, net	15	—	4,913	(54)
Impairment charges	(21,612)	(177)	(21,612)	(800)
Gains on sales of properties	1,470	1,595	17,520	6,656
Total discontinued operations	(19,208)	3,425	4,015	12,547
Net income (loss)	(17,595)	8,970	14,002	34,445
Dividends attributable to preferred shares – Series B	(1,590)	(1,590)	(4,770)	(4,770)
Dividends attributable to preferred shares – Series C	(2,519)	(2,519)	(7,556)	(7,556)
Net income (loss) allocable to common shareholders	$(21,704)	$4,861	$1,676	$22,119

Company’s funds from operations[1]	$(313)	$30,213	$66,497	$87,354
Per share/unit:
Basic net income (loss)	$(0.42)	$0.10	$0.03	$0.45
Diluted net income (loss)	$(0.42)	$0.08	$0.03	$0.41
Company’s funds from operations[1]-basic	$(0.00)	$0.49	$1.05	$1.45
Company’s funds from operations[1] -diluted	$(0.00)	$0.49	$1.05	$1.44

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LEXINGTON CORPORATE PROPERTIES TRUST

AND CONSOLIDATED SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(dollars in thousands)

	9/30/06	12/31/05

Real estate, at cost	$1,840,739	$1,883,115
Accumulated depreciation	(255,400)	(241,188)
Investment in joint ventures	181,246	191,146
Properties held for sale - discontinued operations	16,227	49,397
Intangible assets, net	128,932	128,775
Cash and cash equivalents	62,819	53,515
Deferred expenses, net	15,037	13,582
Rent receivable	3,264	7,673
Rent receivable – deferred	27,882	24,778
Other assets	76,135	49,439
	$2,096,881	$2,160,232

Mortgages and notes payable	$1,146,371	$1,139,971
Liabilities – discontinued operations	8,931	32,145
Other liabilities	38,829	35,434
Dividends payable	23,490	-
Minority interests	52,641	61,372
Shareholders’ equity	826,619	891,310
	$2,096,881	$2,160,232

Common shares	53,099,996	52,155,855
Preferred shares – Series B	3,160,000	3,160,000
Preferred shares – Series C	3,100,000	3,100,000
Operating partnership units	5,619,358	5,720,071

1.

Lexington believes that funds from operations ("FFO") is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles (“GAAP”) historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably overtime. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

Lexington computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). FFO is defined by NAREIT as "net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

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Lexington includes in its calculation of FFO, which as included Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units and Lexington’s Series C Cumulative Convertible Preferred Shares because these securities are convertible, at the holder’s option, into Lexington’s common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because it presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted. Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

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LEXINGTON CORPORATE PROPERTIES TRUST

AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

AND COMPANY’S FUNDS FROM OPERATIONS PER SHARE

(dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Earning Per Share

Basic
Income from continuing operations	$1,613	$5,545	$9,987	$21,898
Less preferred dividends	(4,109)	(4,109)	(12,326)	(12,326)
Income (loss) allocable to common shareholders from continuing operations – basic	(2,496)	1,436	(2,339)	9,572
Total income (loss) from discontinued operations – basic	(19,208)	3,425	4,015	12,547
Net income (loss) allocable to common shareholders – basic	$(21,704)	$4,861	$1,676	$22,119

Weighted average number of common shares outstanding	52,279,750	50,837,178	52,081,514	49,269,497
Per share data:
Income (loss) from continuing operations	$(0.05)	$0.03	$(0.05)	$0.19
Income (loss) from discontinued operations	(0.37)	0.07	0.08	0.26
Net income (loss) – basic	$(0.42)	$0.10	$0.03	$0.45

Diluted
Income (loss) allocable to common shareholders from continuing operations-basic	$(2,496)	$1,436	$(2,339)	$9,572
Adjustments:
Incremental income (loss) attributed to assumed conversion of dilutive securities	-	(48)	-	695
Income (loss) allocable to common shareholders from continuing operations-diluted	(2,496)	1,388	(2,339)	10,267
Total income (loss) from discontinued operations - diluted	(19,208)	3,425	4,015	12,547
Net income (loss) allocable to common shareholders - diluted	$(21,704)	$4,813	$1,676	$22,814

Weighted average number of shares used in calculation of basic earnings per share	52,279,750	50,837,178	52,081,514	49,269,497
Add incremental shares representing:
Shares issuable upon exercises of employee share options	-	78,046	-	78,382
Shares issuable upon conversion of dilutive securities	-	6,849,435	-	6,849,435
Weighted average number of shares used in calculation of diluted earnings per common share	52,279,750	57,764,659	52,081,514	56,197,314
Per share data:
Income (loss) from continuing operations - diluted	$(0.05)	$0.02	$(0.05)	$0.18
Income (loss) from discontinued operations - diluted	(0.37)	0.06	0.08	0.23
Net income (loss) - diluted	$(0.42)	$0.08	$0.03	$0.41

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LEXINGTON CORPORATE PROPERTIES TRUST

AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

AND COMPANY’S FUNDS FROM OPERATIONS PER SHARE

(dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
The Company’s Funds From Operations

Basic and Diluted
Net income (loss) allocable to common shareholders	$(21,704)	$4,861	$1,676	$22,119
Adjustments:
Depreciation and amortization	20,419	20,467	60,726	50,251
Minority interests-OP Units	(6,031)	804	(3,342)	3,055
Amortization of leasing commissions	169	143	479	395
Joint venture adjustment-depreciation	5,785	4,754	16,848	12,374
Preferred dividends-Series C	2,519	2,519	7,556	7,556
Gains on sale of properties	(1,470)	(1,595)	(17,520)	(6,656)
Gains on sale of properties – joint venture	-	(1,740)	-	(1,740)
Taxes incurred on sale of property	-	-	74	-
Company’s funds from operations	$(313)	$30,213	$66,497	$87,354

Basic
Weighted average shares outstanding-basic EPS	52,279,750	50,837,178	52,081,514	49,269,497
Operating partnership units	5,621,824	5,373,592	5,632,598	5,378,078
Preferred shares – Series C	5,779,330	5,779,330	5,779,330	5,779,330
Weighted average shares outstanding-basic	63,680,904	61,990,100	63,493,442	60,426,905
Company’s funds from operations per share	$(0.00)	$0.49	$1.05	$1.45
Diluted
Weighted average shares outstanding-diluted EPS	52,279,750	57,764,659	52,081,514	56,197,314
Operating partnership units	5,621,824	5,373,592	5,632,598	5,378,078
Preferred shares – Series C	5,779,330	5,779,330	5,779,330	5,779,330
Other	-	-	23,053	-
Non-dilutive convertible shares	-	(6,849,435)	-	(6,849,435)
Weighted average shares outstanding-diluted	63,680,904	62,068,146	63,516,495	60,505,287
Company’s funds from operations per share	$(0.00)	$0.49	$1.05	$1.44

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